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                                                                    Exhibit 10.3

                                  VIDAMED, INC.

                              AMENDED AND RESTATED
                            1995 DIRECTOR OPTION PLAN
                      (As amended through January 4, 2001)

     1.  Purposes of the Plan. The purposes of this 1995 Director Option Plan
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are to attract and retain the best available personnel for service as Outside
Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be nonstatutory stock options.

     2.  Definitions. As used herein, the following definitions shall apply:
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         (a) "Board" means the Board of Directors of the Company.
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         (b) "Code" means the Internal Revenue Code of 1986, as amended.
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         (c) "Common Stock" means the Common Stock of the Company.
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         (d) "Company" means VidaMed, Inc., a Delaware corporation.
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         (e) "Continuous Status as a Director" means the absence of any
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interruption or termination of service as a Director.

         (f) "Director" means a member of the Board.
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         (g) "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

         (i) "Fair Market Value" means, as of any date, the value of Common
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Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for the Common Stock at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m. New York City time, as reported in The Wall Street Journal or such other source as the Board deems reliable (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote);

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or other over-the-counter market in which closing sale prices are available, its
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Fair Market Value shall be the closing sales price for the Common Stock at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m. New York City time, and if no closing sale prices are available, its Fair Market Value shall be the mean of the high and low bid and asked prices for the Common Stock at the end of the regular trading session, as reported in The Wall Street Journal or such other source as the Board deems reliable (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (j) "New Outside Director" means an Outside Director who becomes a
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Director after the effective date of this Plan.

         (k) "Option" means a stock option granted pursuant to the Plan.
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         (l) "Optioned stock" means the Common Stock subject to an Option.
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         (m) "Optionee" means an Outside Director who receives an Option.
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         (n) "Outside Director" means a Director who is not an Employee.
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         (o) "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

         (p) "Plan" means this VidaMed, Inc. 1995 Director Option Plan.
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         (q) "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

         (r) "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of
1986.

     3.  Stock Subject to the Plan. Subject to the provisions of Section 10 of
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the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three hundred thousand (300,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued. or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for fixture grant under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.  Administration and Grants of Options Under the Plan.
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         (a) Procedure for Grants. The provisions set forth in this Section 4(a)
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shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

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             (i)   No person shall have any discretion to select which Outside
Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each New Outside Director shall be automatically granted an Option to purchase twenty thousand (20,000) Shares (a "First Option') on the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

             (iii) After a First Option has been granted to a New Outside Director, such individual and each Outside Director shall thereafter be automatically granted an Option to purchase five thousand (5,000) Shares (a "Subsequent Option") on the first business day of each calendar year, if on such date, he or she shall have served on the Board for at least six (6) months.

             (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof

             (v) The terms of a First Option granted hereunder shall be as follows:

                   (A) the term of the First Option shall be ten (10) years.

                   (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof

                   (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                   (D) the First Option shall become exercisable as to 10,000 of the shares subject to the First Option on the date of grant and as to the remaining 10,000 shares on the first year anniversary of the date of grant.

             (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                   (A) the term of the Subsequent Option shall be ten (10) years.

                   (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof

                   (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                   (D) the Subsequent Option shall become exercisable as to all of the shares subject to the Subsequent Option on the date of grant.

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             (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.  Eligibility. Options may be granted only to Outside Directors. All
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Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.  Term of Plan. The Plan shall become effective upon the earlier to occur
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of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term often (10) years unless sooner terminated under Section 11 of the Plan.

     7.  Form of Consideration. The consideration to be paid for the Shares to
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be issued upon exercise of an Option, including the method of payment. shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.  Exercise of Option.
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         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
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hereunder shall be exercisable at such times as are set forth in Section 4 hereof: provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate

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for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Rule 16b-3. Options granted to Outside Directors must comply with
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the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, arid other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

         (c) Termination of Continuous Status as a Director. In the event an
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Optionee's Continuous Status as a Director terminates (other than upon the
Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (d) Disability of Optionee. In the event Optionee's Continuous Status
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as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (e) Death of Optionee. In the event of an Optionees death, the
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Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.  Non-Transferability of Options. The Option may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee. only by the Optionee.

     10. Adjustments Upon Changes in Capitalization. Dissolution. Merger. Asset
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Sale or Change of Control.
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         (a) Changes in Capitalization. Subject to any required action by the
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stockholders of the Company, the number of Shares covered by each outstanding
Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed
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dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with
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or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option. each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph. the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11. Amendment and Termination of the Plan.
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         (a) Amendment and Termination. Except as set forth in Section 4, the
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Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) Effect of Amendment or Termination. Any such amendment or
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termination of the Plan shall not affect Options already granted and such
Options shall remain in full force and effect as if this Plan had not been amended or terminated.

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     12. Time of Granting Options. The date of grant of an Option shall, for all
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purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant
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to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will
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at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option
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agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to
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approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

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